UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

CAS MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-13839	06-1123096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 East Industrial Road, Branford, Connecticut 06405

(Address of principal executive offices, including zip code)

(203) 488-6056

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 11, 2005, CAS Medical Systems, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the first quarter ended March 31, 2005.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits - The following exhibit is furnished as part of this report:

99.1    Press Release dated May 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: May 12, 2005	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer and Principal Accounting Officer

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